Diamond Foods, Inc. Company Presentation

Important Information Forward-Looking Statements This material contains forward-looking statements, including forecasts of growth, long- term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances after that date.

Investment Considerations Strong and leveragable core business Proven track record of innovation and growth New market and channel expansion Focus on high margin opportunities Increasing infrastructure efficiencies Experienced management team

Our Four Product Lines Distribution across multiple channels to diverse customers Product Line TTM (10/06) Net Sales Brand Point of Sale Representative Consumer Culinary $201 Grocery store baking and produce aisles Mass merchandisers Club stores Value fresh, easy-to-use, high quality products Snack $47 Snack and produce aisles Grocery, Drug, Mass Merchandisers, Club and Convenience stores Alternative Channels Consumers looking for convenient snacks that provide natural energy Inshell $79 Grocery store produce sections Mass Merchandisers, Club stores Primarily sold during winter holiday season Ingredient & Foodservice $140 Ingredient and food service customers Food processors, restaurants, bakeries and food service operators

Blue Chip Customer Base Serving over 900 customers in over 100 countries Retail / Wholesale / Supercenter Ingredient / Multi-Unit Food Service International

Diamond is the leading retail brand of culinary and inshell nuts Strong Brand Recognition Focused Diamond brand Generates customer loyalty 86% consumer awareness Allows for premium pricing Connecting with consumers Targeted TV advertising Innovative packaging Effective in-store merchandising Commitment to Quality Share of U.S. Culinary and inshell Nuts Diamond Private Label/ No Brand Planters Sanfilippo Azar East 0.361 0.245 0.081 0.03 0.004 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Source: IRI InfoScan 52 weeks ending December 31, 2006.

Building Upon Our Brand Heritage

Regular Snackers Nut Users 43.4m Regular Nut Users 52.3m Demographic Age 45+ Regular Snackers 153.8m Demographic Age 18+ Emerald Opportunity The Current Snack Universe Consumers need a snack nut that expands category consumption

Successful Record in Product Innovation Patented glazing techniques Only shelf-stable glazed product on market Emerald product line consists of 23 unique products Exciting new flavors Over 100 SKUs Expanded snack product range Gain greater shelf space Increase market share Patented glazing techniques allow us to produce appealing flavors that are unique within the snack aisle

Innovations differentiate our products, leading to increased brand loyalty and higher consumer awareness Successful Record in Packaging Innovation Designed ergonomic canisters Easy to hold Fits in car cup holder Atmosphere controlled foil bags Created convenient recipe- ready packages New and improved packaging graphics

Building a Consumer Snack Power Emerald's launch has been supported by an innovative marketing campaign combining television, print, website and in-store components 2005 Super Bowl Ad Campaign Campaign

Increased Snack Nut Sales Planters Private Label/ NoBrand Emerald All Other East 31.8 26.2 3.8 37.8 West 0 0 14.1 0 North 45.9 46.9 45 43.9 Share of Snack Nut Category Source: IRI data 52 weeks ending December 31, 2006. Tree Nut Segment Share 5.0% 27.4% 37.8% Total Share 3.7% Diamond's Snack Sales ($ in mm) *includes Harmony 2001 2002 2003 2004 2005 2006 TTM (10/06) East 1 2 3 7 22 41 47 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $1 $2 $3 $7 $22 $41* 31.1% $47*

Emerald Expansion Opportunities Channel expansion Mass Merchandisers Club Alternative channels Product distribution Increase average items per store Introduce new products Product line expansion Market snack items in both snack and produce aisles

Q1 2007 Results See 8-K filing dated December 7, 2006 for discussion of non-GAAP items $170M in net sales $111M in North American Retail (NAR) sales $15M in Snack sales (up 55%) 16.5% gross margin $0.48 Non-GAAP EPS (including stock-based compensation expense) (1)

2007 Guidance See 8-K filing dated December 7, 2006 for discussion of non-GAAP items 5% to 8% total sales growth 15% growth in North American Retail sales $80M in Snack sales 15% gross margin $0.50 to $0.55 Non-GAAP EPS (1)

Long-Term Financial Targets North American Retail Sales grew nearly 20% per year from 2002 to 2006

Diamond Foods, Inc.